UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2016

Baker Hughes Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-9397	76-0207995
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17021 Aldine Westfield Road

Houston, Texas 77073

(Address of Principal Executive Offices)

(713) 439-8600

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 25, 2016, the Compensation Committee of the Board of Directors (“Board”) of Baker Hughes Incorporated (the “Company”) approved an increase in the target annual bonus opportunity for Belgacem Chariag, the Company’s President, Global Operations, to an aggregate of 100% of base salary (from 80%). The portion of Mr. Chariag’s target bonus opportunity under the Company’s Annual Incentive Compensation Plan for Employees is now 60% of base salary (increased from 48%), and the portion of his target bonus opportunity under the Company’s performance scorecard program is now 40% of base salary (increased from 32%).

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

On October 26, 2016, the Board approved an amendment to the Restated Bylaws of the Company, effective as of October 26, 2016 (as so amended, the “Bylaws”), that revised Article III, Section 3 of the Bylaws to increase the mandatory retirement age for directors serving on the Board from 72 years to 75 years. The Bylaws now provide that a person shall not be qualified to serve on the Board on or after the date of the annual meeting of stockholders following his or her 75th birthday.

The foregoing description of the Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On October 28, 2016, Martin Craighead, Chairman and Chief Executive Officer of the Company, sent an email to the Company’s employees, a copy of which is furnished with this Form 8-K as Exhibit 99.1 and incorporated into this Item 7.01 by reference. In accordance with General Instructions B.2. of Form 8-K, the information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Bylaws dated October 26, 2016.
99.1	Email to Company employees from Martin Craighead, Chairman and Chief Executive Officer of the Company, dated October 28, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 28, 2016

BAKER HUGHES INCORPORATED

By:	/s/ Lee Whitley
	Name:	Lee Whitley
	Title:	Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
3.1	Bylaws dated October 26, 2016.
99.1	Email to Company employees from Martin Craighead, Chairman and Chief Executive Officer of the Company, dated October 28, 2016.

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